UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2010

Arbitron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9705 Patuxent Woods Drive, Columbia, Maryland		21046
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-312-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2010, Arbitron Inc. (the "Company") announced that it had entered into new multi-year agreements with Clear Channel Radio, a division of Clear Channel Communications, Inc. ("Clear Channel") to provide radio ratings and other related services to all of Clear Channel’s radio markets in the United States. The Company entered into the agreements on December 8, 2010 for an effective term beginning on January 1, 2011 and expiring on December 31, 2016. The new agreements will replace the existing agreements with Clear Channel, which generally otherwise would have expired December 31, 2011.

Under the terms and conditions of the new agreements, the Company will provide its diary-based Radio Market Reports, Maximi$er® Data, Scarborough consumer data and Arbitron qualitative data, and related services and software to Clear Channel for the term of the new agreements. The Company will also provide its PPM Market Report Service, including the PPM Analysis Tool software, and PPM Weeklies reports. In addition, the Company will provide its Tapscan™ services and software to Clear Channel through December 31, 2012.

On December 8, 2010, Premiere Radio Networks, Katz Media Group, and Clear Channel Traffic, affiliates of Clear Channel, also entered into new contracts to receive the Company’s services.

The aggregate amount of all payments to be made by Clear Channel for the services during the term of the agreements currently is expected to be approximately $538.2 million, based on the radio stations currently owned by Clear Channel.

The foregoing description of the agreements is qualified in its entirety by reference to the material agreements entered into between the Company and Clear Channel, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. A copy of the press release announcing the agreements is furnished in accordance with Item 7.01 herewith as Exhibit 99.1 and attached hereto.

Item 7.01 Regulation FD Disclosure.

On December 8, 2010, the Company issued a press release announcing the new agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 8, 2010, the Company also issued a press release announcing full-year 2011 financial guidance. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release of Arbitron Inc. dated December 8, 2010 announcing Clear Channel Radio renewal
Exhibit 99.2 Press Release of Arbitron Inc. dated December 8, 2010 announcing full-year 2011 financial guidance

Arbitron Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Arbitron Inc. and its subsidiaries in this document that are not historical in nature, particularly those that utilize terminology such as "may," "will," "should," "likely," "expects," "anticipates," "estimates," "believes," "plans," or comparable terminology, are forward-looking statements based on current expectations about future events, which we have derived from information currently available to us. These forward-looking statements involve known and unknown risks and uncertainties that may cause our results to be materially different from results implied in such forward-looking statements. These risks and uncertainties include, in no particular order, whether we will be able to:

• successfully maintain and promote industry usage of our services, a critical mass of broadcaster encoding, and the proper understanding of our audience measurement services and methodologies in light of governmental actions, including investigation, regulation, legislation or litigation, customer or industry group activism, or adverse community or public relations efforts;
• complete the Media Rating Council, Inc. ("MRC") audits of our local market Arbitron Portable People Meter (PPM) ratings services in a timely manner and successfully obtain and/or maintain MRC accreditation for our audience measurement services;
• successfully commercialize our PPM service;
• design, recruit, and maintain PPM panels that appropriately balance research quality, panel size and operational cost;
• absorb costs related to legal proceedings and governmental entity interactions and avoid any related fines, limitations or conditions on our business activities, including, without limitation, by meeting or exceeding our commitments and agreements with various governmental entities;
• successfully develop, implement and fund initiatives designed to increase sample quality;
• successfully manage the impact on costs of data collection due to lower respondent cooperation in surveys, consumer trends including a trend toward increasing incidence of cell phone households, privacy concerns, technology changes, and/or government regulations;
• provide appropriate levels of operational capacity and funding to support the more costly identification and recruitment of younger demographics into our panels and samples;
• successfully manage the impact on our business of the recent economic downturn generally, and in the advertising market, in particular, including, without limitation, the insolvency of any of our customers or the impact of such downturn on our customers’ ability to fulfill their payment obligations to us;
• compete with companies that may have financial, marketing, sales, technical or other advantages over us;
• effectively respond to rapidly changing technological needs of our customer base, including creating proprietary technology and systems to support our cell phone sampling plans, and new customer services that meet these needs in a timely manner;
• successfully execute our business strategies, including evaluating and, where appropriate, entering into potential acquisition, joint-venture or other material third-party agreements;
• effectively manage the impact, if any, of any further ownership shifts in the radio and advertising agency industries;
• successfully develop and implement technology solutions to encode and/or measure new forms of media content and delivery, and advertising in an increasingly competitive environment;
• successfully develop, implement, and launch our cross-platform initiatives; and
• renew contracts with key customers.

There are a number of additional important factors that could cause actual events or our actual results to differ materially from those indicated by such forward-looking statements, including, without limitation, the risk factors set forth in the caption "ITEM 1A. — RISK FACTORS" in our Annual Report on Form 10-K for the year ended December 31, 2009, and elsewhere, and any subsequent periodic or current reports filed by us with the Securities and Exchange Commission.

In addition, any forward-looking statements contained in this document represent our estimates only as of the date hereof, and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

The information in this Item 7.01, including the information set forth in Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbitron Inc.

December 8, 2010	By:	Timothy T. Smith

Name: Timothy T. Smith
Title: Executive Vice President, Business Development and Strategy, Chief Legal Officer, & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Arbitron Inc. dated December 8, 2010 announcing Clear Channel Radio renewal
99.2	Press Release of Arbitron Inc. dated December 8, 2010 announcing full-year 2011 financial guidance